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                                                                 EXHIBIT 10.1(f)


                              BANK ONE, ARIZONA, NA

                             SUBORDINATION AGREEMENT


TO: BANK ONE, ARIZONA, NA

         The undersigned Borrower (hereinafter called "Borrower") is now indebted to the undersigned creditor of Borrower (hereinafter called "Creditor") in the principal sum of ONE MILLION EIGHT HUNDRED SIXTY SIX THOUSAND EIGHT HUNDRED SIXTY EIGHT AND 16/100 Dollars ($1,866,868.16); and the Borrower may hereafter, from time to time, become indebted to the Creditor in further amounts.

         In order to induce BANK ONE, ARIZONA, NA (hereinafter called "Bank") at any time, or from time to time, at its option, to make loans or extend credit or other accommodations or benefits to or for the account of Borrower, with or without security, or to purchase or extend credit upon any instrument or writing in respect of which the Borrower may be liable in any capacity in such manner and amount and upon terms and conditions as the Bank may deem advisable, and in consideration of any such loan, renewal or extension of credit which the Bank may make, the undersigned Creditor does hereby wholly subordinate, as hereinafter provided, any and all present and future indebtedness of Borrower to Creditor, absolute or contingent, and any instrument, negotiable or otherwise, evidencing any such indebtedness, and all claims, rights and remedies therefor, (sometimes hereinafter referred to as "Subordinated Indebtedness") to any and all indebtedness of Borrower to Bank, whether now existing or hereafter arising, direct or indirect, absolute or contingent, joint, several, or joint and several, secured and unsecured, due or not due, and whether arising directly between Borrower and Bank, or acquired outright, conditionally or as collateral security from another by the Bank, and any renewals, modifications or extensions thereof, any interest thereon, and all costs of collecting the same, including, but not limited to reasonable attorneys' fees incurred by Bank (sometimes hereinafter referred to as "Superior Indebtedness"). So long as Borrower is indebted to Bank on account of Superior indebtedness, and so long as Bank is committed to make any advances whatsoever to Borrower in connection therewith, the parties hereto undertake and agree as follows:

         1. Subordinated Indebtedness shall, at all times and in all respects, be wholly subordinate and inferior in claim and right to the Superior Indebtedness, and all claims, rights and remedies therefor are hereby subordinated and made subsequent and inferior to the Superior Indebtedness and any claims, rights and remedies arising out of, or in connection therewith.

         2. Creditor will not ask, demand, sue for, take or receive from Borrower by set off or in any other manner the whole or any part of Subordinated Indebtedness, nor any security therefor, unless and until all Superior Indebtedness shall have been fully paid.

         3. In the event of any distribution, division, or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, or all or any part of the assets of Borrower, or the proceeds thereof, to creditors of Borrower, by reason of the liquidation, dissolution, or other winding up of Borrower's business, or in the event of any sale, receivership, insolvency or bankruptcy proceedings by or against Borrower, or assignment for the benefit of creditors, or of any proceedings by or against Borrower for any relief under any bankruptcy or insolvency laws, or relating to the relief of debtors, readjustment or indebtedness, reorganizations, arrangements, compositions or extensions, or in the event of the death of Borrower or Creditor, or any partners thereof, or of any other event whereby it becomes necessary or desirable to file or present claims against Borrower for the purpose of receiving payment thereof, or on account thereof, then and in any such event, any payment or distribution of any kind or character, either in cash or other property, which shall be made or shall be payable with respect to any Subordinated Indebtedness shall be paid over to Bank for application to the payment of the Superior Indebtedness, whether due or not due, and no payments shall be made upon or in respect of Subordinated Indebtedness unless and until the Superior Indebtedness shall have been paid and satisfied in full. In any such event, all claims of the Bank and all claims of the Creditor shall, at the option of the Bank, forthwith become due and payable without demand or notice.

         4. In order to protect and enable Bank to enforce its rights hereunder, or otherwise, Creditor hereby assigns to Bank all of the Subordinated Indebtedness, and all of the claims of Creditor against Borrower subordinated hereby, together with any security interest of Creditor securing the payment of Subordinated Indebtedness. Bank shall not be under any duty to take any action in connection with any of said instruments delivered or claims or security therefor assigned to it, and shall not be responsible in any respect in connection therewith for action it may take or refrain from taking, or otherwise, except for willful malfeasance.

         5. Creditor irrevocably authorizes and empowers Bank, or any person Bank may designate, to act as attorney for Creditor with full power and authority in the name of Creditor, or otherwise, to make and present such claims or proofs of claims against Borrower on account of the Subordinated Indebtedness as Bank, or its appointee, may deem expedient and proper and, if necessary, to vote such claims in any proceedings and to receive and collect any and all dividends or other payments and disbursements made thereon in whatever form they may be paid or issued, and to give acquittance therefor and to apply same to the Superior Indebtedness, and Creditor hereby agrees, from time to time and upon request, to make, execute and deliver to Bank such powers of attorney, assignments, endorsements, proofs of claim, pleading, verifications, affidavits, consents, agreements or other instruments as may be requested by Bank in order to enable the Bank to enforce


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any and all claims upon, or with respect to, the Subordinated Indebtedness, and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or with respect to the Subordinated Indebtedness.

         6. Without the prior written consent of Bank, Borrower will not pay to Creditor any sum on account of Subordinated Indebtedness, nor give Creditor any security for the payment thereof, nor lend any sums to Creditor, nor accept any surrender or release, in whole or in part, of any said claims hereby subordinated nor, except pursuant to the provisions of Paragraph 9 hereof, deliver any negotiable instruments to evidence the Subordinated Indebtedness, nor in any way, directly or indirectly, transfer or pay any money to Creditor.

         7. Should any payment or distribution or security or proceeds thereof be received by Creditor upon or with respect to the Subordinated Indebtedness prior to the satisfaction of the Superior Indebtedness, Creditor will forthwith deliver the same to the Bank in precisely the form as received (except for the endorsement or assignment of creditor where necessary for application on the Superior Indebtedness, whether due or not due, and until so delivered the same shall be held in trust by Creditor as property of the Bank. In the event of the failure of Creditor to make any such endorsement or assignment, the Bank, or any of its officers or employees, on behalf of the Bank, is hereby irrevocably authorized to make the same.

         8. No renewal, modification or extension of time of payment of the Superior Indebtedness, and no release or surrender of any security for the Superior Indebtedness, or the obligations of any endorsers, sureties or guarantors thereof, or release from the terms of this or any other subordination agreement of any claims subordinated, and no delay or omission in exercising any right or power on account of or in connection with the Superior Indebtedness, or under this Subordination Agreement, shall, in any manner, impair or affect the rights and duties of Bank, the Creditor and Borrower. Bank, in its uncontrolled discretion, may waive or release any right or option under this Subordination Agreement without the consent of Borrower or Creditor, and without otherwise in any way affecting the obligations of Borrower and Creditor hereunder. Creditor hereby waives notice of the creation, existence, renewal, or modification or extension of the time of payment, of the Superior Indebtedness.

         9. The Creditor and Borrower agree to make and maintain in their books of account notations satisfactory to Bank of the rights and priorities of Bank hereunder, and from time to time, upon request, to furnish Bank with sworn financial statements. Bank may inspect the books of account and any records of the Borrower at any time during business hours. Upon the request of Bank, Borrower and Creditor agree to cause all Subordinated Indebtedness to be evidenced by the note or notes of Borrower with such maturity date or dates as Bank may request. Such note or notes, together with any previously existing notes or other instruments evidencing Subordinated Indebtedness, shall be delivered to Bank and, at the option of Bank, may be held by Bank or returned to Creditor marked with a specific statement that the indebtedness thereby evidenced is subject to the provisions of this Subordination Agreement.

         10. This Subordination Agreement shall be a continuing agreement and Bank may continue, without notice to Creditor, to lend monies, extend credit and make other accommodations to or for the account of Borrower on the faith hereof and until a written revocation, signed by Creditor, is received by Bank. Such revocation, however, shall not affect this Subordination Agreement with respect to any obligations or liabilities of Borrower then existing in connection with Superior Indebtedness and, as to such obligations and liabilities, such revocation shall not become effective unless and until such obligations and liabilities of Borrower to Bank shall have been paid in full. If Creditor or Borrower is a partnership, no change in the respective partnership shall affect the terms hereof.

         11. Creditor agrees that Bank, at any time from time to time, either before or after any such notice of revocation, may enter into such agreement or agreements with Borrower, as Bank may deem proper, extending the time of payment or renewing or otherwise altering the terms of all or any of the obligations of Borrower to Bank, or affecting any security underlying any or all of such obligations, or may exchange, sell or surrender or otherwise deal with any such security, or may release any balance of funds of Borrower with Bank, without notice to Creditor and without in any way impairing or affecting this Subordination Agreement.

         12. Creditor consents and agrees that all Superior Indebtedness shall be deemed to have been made or incurred at the request of Creditor and in reliance upon this Subordination Agreement; provided, however, that neither the foregoing provision, or any other provision contained in this Agreement, shall be deemed or construed to constitute, either directly or by implication, a guaranty by Creditor of any debts, obligations or liabilities incurred by Borrower to Bank.

         13. No waiver shall be deemed to be made by Bank of any of its rights hereunder unless the same shall be in writing signed on behalf of the Bank, and each such waiver, if any shall be a waiver only with respect to the specific matter or matters to which the waiver relates and shall in no way impair the rights of the Bank or the obligations of Creditor to Bank in any other respect at any other time.

         14. This Subordination Agreement shall inure to the benefit of Bank and the successors and assigns of Bank, and any financing institution joining in making said loan(s) or extending said line(s) of credit, or committing itself to make any advances in connection therewith, or which may now, or hereafter, participate therein. Notice of acceptance of this Subordination Agreement is hereby waived and this Agreement shall be binding upon the Creditor, its heirs, personal representatives, successors and assigns, as the case may be, it being understood, however, that no assignment of the Subordinated Indebtedness due Creditor from Borrower, or any part thereof, shall be made to one not a party hereto without the written consent of the Bank first had and obtained, as hereinabove provided.

         15. Creditor agrees not to commence or join with any other creditor of Borrower in commencing any bankruptcy, reorganization or insolvency proceedings against the Borrower.


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         16. This Agreement shall be deemed to have been executed, delivered and performed in Arizona, and construed according to the laws of the State of Arizona. Creditor and Borrower waive notice of acceptance hereof and all other notices or demands whatsoever.

         17. In the event of a breach of any covenant or agreement made herein by either Creditor or Borrower, Bank may, at its option, declare all of the Superior Indebtedness and/or Subordinated Indebtedness immediately due and payable.

         18. The words "Creditor" and "Borrower" as herein used shall include the plural as well as the singular and, if Creditor or Borrower includes two (2) or more, they shall be jointly and severally bound hereby.

         19. Anything herein to the contrary notwithstanding, so long as Borrower is in compliance with all covenants of the Loan Agreement, dated June 30, 1995, between Borrower and Bank, Borrower may pay monthly accrued interest and principal payments on the Subordinated Indebtedness.

         IN WITNESS WHEREOF, this Subordination Agreement has been duly executed this 30th day of June, 1997.


SCHUFF STEEL COMPANY,                 19th AVENUE/BUCHANAN LIMITED PARTNERSHIP,
a Delaware corporation                an Arizona limited partnership

By /s/ David A. Schuff                By /s/ David A. Schuff
  ----------------------------          ------------------------------------
    David A. Schuff, Chairman             David A. Schuff, general partner
          (Borrower)
                                      By /s/ Nancy A. Schuff
                                         ------------------------------------
                                          Nancy A. Schuff, general partner

                                      By /s/ Scott A. Schuff
                                         ------------------------------------
                                          Scott A. Schuff, general partner
                                                     (Creditor)


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